Accounts Receivable, Net (Details) - Schedule of accounts receivable, net - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Schedule of accounts receivable, net [Abstract]
Accounts receivable	$ 2,491	$ 20,439
Allowance for doubtful accounts	(59)	(596)
Total accounts receivable, net	2,432	19,843
Movements of allowance for doubtful accounts are as follows:
Beginning balance	970	7
Addition	(911)	963
Ending balance	$ 59	$ 970